EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Medical Action Industries Inc. (the “Company”), as filed with the Securities and Exchange Commission on June 16, 2014, and as amended on June 16, 2014 and on the date hereof (the “Report”), Paul D. Meringolo, Chief Executive Officer of the Company, and Brian Baker, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul D. Meringolo
Chief Executive Officer

Date:  September 29, 2014

/s/ Brian Baker
Chief Financial Officer

Date:  September 29, 2014